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                                                                 EXHIBIT 10.2.31

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

     The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.

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Exhibit                                                      Annual Base      Percentage Rent
Number               Percentage Lease Description               Rent              Formula
----------           ----------------------------            -----------      ---------------
10.2.31      Lease Agreement dated as of July 17, 1997         $573,269    45% of room revenue
             by and between Sunstone Hotel Investors,                      up to $105,024, plus
             L.P. as lessor and Sunstone Hotel Properties,                 60% of room revenue
             Inc., as lessee, for the Best Western located                 in excess of $105,024
             in Lynnwood, Washington.                                      plus 5% of food and
                                                                           beverage revenue, plus
                                                                           100% of sublease and
                                                                           concession revenue and
                                                                           other net revenues.
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